LEGG MASON PARTNERS VARIABLE INVESTORS PORTFOLIO

(a series of Legg Mason Partners Variable Equity Trust)

SUPPLEMENT DATED JUNE 6, 2007

TO PROSPECTUS DATED APRIL 30, 2007

The following information supplements the Prospectus under the section titled “Management – The portfolio managers” for Legg Mason Partners Variable Investors Portfolio and supersedes any contrary information:

Management – The portfolio managers

Effective June 6, 2007, the Fund is co-managed by Robert Feitler and Dmitry Khaykin. Mr. Feitler joined the subadviser or its affiliates or predecessor firms in 1995. Mr. Khaykin joined the subadviser or its affiliates or predecessor firms in 2003. Prior to 2003, Mr. Khaykin was a research analyst (telecommunications) at Gabelli & Company, Inc. and an associate in the risk management division of Morgan Stanley & Co. Inc.

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